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                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         AMENDMENT No. 2 dated as of August 8, 2000 ("Amendment No. 2") to the Employment Agreement dated August 28, 1998 as amended November 30, 1998 (the "Employment Agreement") by and between G+G Retail, Inc., a Delaware corporation (the "Company") and Jay Galin, an individual resident at 211 East 70th Street, New York, New York 10021 (the "Executive").

         The Company desires to provide for the Executive's continued employment with the Company and the Executive wishes to accept such continued employment upon the terms and subject to the conditions set forth in the Employment Agreement, as amended hereby.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Employment Agreement.

         2. The term of Executive's employment under the Employment Agreement shall be extended for a further period of three years, beginning on August 28, 2000 and ending on August 27, 2003. References in the Employment Agreement to the "Employment Period" shall mean the term of Executive's employment by the Company as extended hereby.

         3. Section 2.2 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.2     Term

                  Subject to earlier termination pursuant to Section 4, this Agreement shall commence on the date hereof and shall continue until August 27, 2003 (the "Consultation Period")."

         4. Except as specifically amended above, the Employment Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         5. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

         6. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment No. 2 and all of which, when taken together, shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 2 on the date and year first above written.



                                      G+G RETAIL, INC.



                                      By:  /s/ Scott Galin
                                         _______________________________________
                                           Scott Galin
                                           President and Chief Operating Officer



                                           /s/ Jay Galin
                                      __________________________________________
                                           Jay Galin